Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 400 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Porsche Financial Services, Inc.

One Porsche Drive

Atlanta, Georgia 30354

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile receivable contracts in connection with the proposed offering of Porsche Financial Auto Securitization Trust 2023-1. Porsche Financial Services, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, Wells Fargo Securities, LLC, BofA Securities, Inc., J.P. Morgan Securities LLC and SG Americas Securities, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On April 27, 2023, representatives of the Company provided us with a computer-generated automobile receivable contract data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2023, with respect to 13,882 automobile receivable contracts (the “Statistical Data File”). At the Company’s instruction, we randomly selected 100 automobile receivable contracts (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1.  Loan number (for informational purposes only)

2.  Contract start date

3.  Original amount financed

4.  Origination (booking) date

5.  Contract state

6.  Vehicle classification (new/used)

7.  Vehicle model

8. Model year 9. Maturity date 10. Number of scheduled payments 11. Original base monthly P&I payment 12. FICO score 13. Annual percentage rate (APR) 14. Remaining term

We compared compare Characteristics 2. and 3. to the corresponding information set forth on or derived from the “Agreement.”

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We compared Characteristics 4., 5. and 12. and 13. to the corresponding information set forth on the Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. through 11. to the corresponding information set forth on or derived from the Agreement and to the Servicing System.

With respect to our comparison of Characteristic 14., we recomputed the remaining term as the number of months between (i) March 31, 2023 and (ii) the maturity date (as set forth on or derived from the Servicing System).

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Characteristic 6., for the Sample Receivable indicated in Appendix A, we observed a difference with the vehicle classification as set forth on the Agreement when compared to the vehicle classification as set forth on the Statistical Data File. For this Sample Receivable, we were instructed to perform an additional procedure and compare the vehicle classification as set forth on the Statistical Data File to the vehicle classification as set forth on the “Porsche Sales & Vehicle Management System.” We were further instructed that a vehicle classification of “Demo Vehicle,” as set forth on the Porsche Sales & Vehicle Management System, is deemed to be in agreement with a vehicle classification of “New” as set forth on the Statistical Data File;

•

with respect to our comparison of Characteristic 7., a vehicle model of (i) “911” (as set forth on the Statistical Data File) and “Carrera” (as set forth on the Agreement), (ii) “911” (as set forth on the Statistical Data File) and “991” or “C4 S Coupe” (as set forth on the Agreement) is deemed to be “in agreement;” and

•

with respect to our comparison of Characteristic 9., for any maturity date falling on the 29th, 30th or 31st day of the month (as set forth on the Agreement), we noted the maturity date as the 1st day of the succeeding month.

In addition to the procedures described above, for each of the Sample Receivables, we observed the existence of or identified the following:

•	an Agreement, signed by the obligor and that such obligor has a billing address within the United States;

•	a Title Certificate, Application for Title or Certificate of Origin (collectively, the “Title Certificate”);

•	a security interest of Porsche Financial Services was indicated on the Title Certificate;

•	a Credit Application, Business Application or an Application for Financing (collectively, the “Application”);

•	Truth-in-Lending Disclosure Statement;

•

an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement, or other related correspondence (collectively, the “Physical Damage Insurance Documentation”); and

The automobile receivable documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Loan Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivable contracts or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivable contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 5, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 5, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Receivable:

5100094887

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 5, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in contract start date.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Exhibit 99.1

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 5, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Agreement

1	5100130241	Contract start date	5/25/2022	5/20/2022

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.